UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 8, 2006
NRG Energy, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center	Princeton, NJ 08540

(Address of Principal Executive Offices)	(Zip Code)
609-524-4500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Compensatory Arrangements of Certain Officers
On December 8, 2006, the Board of Directors of NRG Energy, Inc. (“NRG”) approved, effective January 2, 2007, the 2007 base salary of $1,000,000, equity compensation and incentive design for annual incentive compensation for David Crane, President and Chief Executive Officer of NRG, which is set forth in and filed as Exhibit 10.1 to this current report on Form 8-K.
On December 8, 2006, the Compensation Committee of the Board of Directors approved, effective January 2, 2007, the 2007 base salary of $550,000, equity compensation and incentive design for annual compensation for Robert Flexon, Executive Vice President and Chief Financial Officer of NRG, which is also set forth in and filed as Exhibit 10.1 to this current report on Form 8-K.
Item 8.01 Other Events
On December 8, 2006, the Board of Directors of NRG, approved certain technical changes to NRG’s Long-Term Incentive Plan (the “Plan”) The changes are designed to bring the Plan in compliance with Section 409A of the Internal Revenue Code as well as to address matters such as adopting a policy to explicitly prohibit option repricing; limiting the Board’s discretion to waive restriction periods except in cases of death, disability, retirement, or change of control for the majority of awards under the Plan; requiring minimum vesting or deferral periods of at least one year for performance-based awards and three years for service-vested awards; and adding a mandatory anti-dilution provision which requires an adjustment in the event of a stock split in order to avoid additional accounting expense. The Amended and Restated Long-Term Incentive Plan is filed herewith as Exhibit 10.2 to this current report on Form 8-K.
On December 14, 2006, NRG Energy, Inc. named Drew Murphy as Executive Vice President and General Counsel, and appointed John Ragan as Executive Vice President and Regional President, Northeast. A copy of the press release is included as an exhibit to this Form 8-K and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document
10.1	CEO and CFO Compensation Table for 2007

10.2	Amended and Restated Long-Term Incentive Plan, dated December 8, 2006

99.1	Press Release, dated December 14, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc. (Registrant)
By:	/s/ TIMOTHY W. J. O’BRIEN
Timothy W. J. O’Brien
Vice President and General Counsel

     Dated: December 14, 2006

EXHIBIT INDEX

Exhibit No.	Document
10.1	CEO and CFO Compensation Table for 2007

10.2	Amended and Restated Long-Term Incentive Plan, dated December 8, 2006

99.1	Press Release, dated December 14, 2006